UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2026

Aemetis, Inc.
Exact name of registrant as specified in its charter

Delaware	001-36475	26-1407544
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification Number

20400 Stevens Creek Blvd., Suite 700
Cupertino, CA 95014
(408) 213-0940
Registrant's address and telephone number of principal executive office

N/A
Former name or former address, if changed since last report

Common Stock, par value $0.001	AMTX	NASDAQ Global Market
Title of class of registered securities	Trading Symbol	Name of exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter)

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 4.01 Changes in Registrant’s Certifying Accountant

On March 10, 2026, the Audit Committee (the “Audit Committee”) of the Board of Directors of Aemetis, Inc. (the “Company”) approved the engagement of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm, beginning with the review of the Company’s financial statements for the quarter ending March 31, 2026, and including the audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2026. The engagement of KPMG is subject to the execution of an engagement letter.

On March 10, 2026, the Audit Committee also dismissed RSM US LLP (“RSM”) as the Company’s independent registered public accounting firm, effective after the completion of its audit for the fiscal year ended December 31, 2025, and related non-audit services. RSM served as the Company’s independent registered public accounting firm since 2012.

The audit reports of RSM on the Company’s consolidated financial statements for the fiscal years ended December 31, 2025, and December 31, 2024, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that RSM's report for each of the two fiscal years ended December 31, 2025, and December 31, 2024, contained an explanatory paragraph about the Company's ability to continue as a going concern.

During the Company’s fiscal years ended December 31, 2025, and December 31, 2024, and the subsequent interim period through March 10, 2026, there were no (i) disagreements, as defined in Item 304(a)(1)(iv) of Regulation S‑K and the related instructions to Item 304, with RSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures that, if not resolved to the satisfaction of RSM, would have caused RSM to make reference to the subject matter of such disagreements in its reports, or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S‑K and the related instructions to Item 304, except for the material weaknesses in internal control over financial reporting as of December 31, 2024, that were previously disclosed in the Company's Annual Report on Form 10-K for the year ended December 31, 2024. The Audit Committee has discussed the subject matter of the material weaknesses with RSM, and the Company has authorized RSM to respond fully to the inquiries of KPMG concerning them.

During the Company’s fiscal years ended December 31, 2025, and December 31, 2024, and the subsequent interim period through March 10, 2026, neither the Company nor anyone acting on its behalf consulted with KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report or oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable event, as defined in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S‑K.

The Company provided RSM with a copy of this Current Report on Form 8‑K (this “Report”) prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that RSM furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company in this Item 4.01 and, if not, stating the respects, if any, in which RSM does not agree with such statements, as required by Item 304(a)(3) of Regulation S‑K. A copy of RSM’s letter is filed as Exhibit 16.1 to this Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from RSM US LLP to the Securities and Exchange Commission dated March 16, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Aemetis, Inc.

March 16, 2026	/s/ Eric A. McAfee
Eric A. McAfee
Chairman and Chief Executive Officer